Exhibit 99.1

FOR IMMEDIATE RELEASE

SAEXPLORATION ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2018 EARNINGS RELEASE AND CONFERENCE CALL SCHEDULE

March 20, 2019 – HOUSTON, TX – SAExploration Holdings, Inc. (NASDAQ: SAEX, OTCQB: SXPLW) today announced plans to release its consolidated financial results for the fourth quarter and fiscal year ended December 31, 2018 on Monday, March 25, 2019 after close of trading. SAE has also scheduled a conference call for Tuesday, March 26, 2019 at 10:00 a.m. ET to discuss these results and other related matters.

SAExploration Holdings, Inc. Q4 and FY 2018 Earnings Call
Date:	Tuesday, March 26, 2019
Time:	10:00 a.m. ET (9:00 a.m. CT)
Phone:	(855) 433-0934 (Toll-Free) or (484) 756-4291 (Toll)

The conference call will also be broadcast live on the Investors section of SAE’s website at www.saexploration.com. To listen to the live call via the Company’s website, please go to the website at least 15 minutes early to register and download any necessary audio software. If you are unable to listen live, the webcast of the conference call will be archived on the Company’s website for at least 90 days.

About SAExploration Holdings, Inc.

SAE is an international oilfield services company offering a full range of vertically-integrated seismic data acquisition, data processing and interpretation, and logistical support services throughout North America, South America, Asia Pacific, Africa and the Middle East. In addition to the acquisition of 2D, 3D, time-lapse 4D and multi-component seismic data on land, in transition zones and offshore in depths reaching 3,000 meters, SAE offers a full suite of data processing and interpretation services utilizing its proprietary, patent-protected software, and also provides in-house logistical support services, such as program design, planning and permitting, camp services and infrastructure, surveying, drilling, environmental assessment and reclamation, and community relations. SAE operates crews around the world, performing major projects for its blue-chip customer base, which includes major integrated oil companies, national oil companies and large independent oil and gas exploration companies. With its global headquarters in Houston, Texas, SAE supports its operations through a multi-national presence in the United States, United Kingdom, Canada, Peru, Colombia, Bolivia, Malaysia, Singapore, and Australia. For more information, please visit SAE’s website at www.saexploration.com.

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The information in SAE’s website is not, and shall not be deemed to be, a part of this notice or incorporated in filings SAE makes with the Securities and Exchange Commission.

Forward Looking Statements

This press release contains certain "forward-looking statements" within the meaning of the U.S. federal securities laws with respect to SAE. These statements can be identified by the use of words or phrases such as “expects,” “estimates,” “projects,” “budgets,” “forecasts,” “anticipates,” “intends,” “plans,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include statements regarding SAE's financial condition, results of operations and business and SAE's expectations or beliefs concerning future periods and possible future events. These statements are subject to significant known and unknown risks and uncertainties that could cause actual results to differ materially from those stated in, and implied by, this press release. Risks and uncertainties that could cause actual results to vary materially from SAE’s expectations are described under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SAE’s filings with the Securities and Exchange Commission. Except as required by applicable law, SAE is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Contact

SAExploration Holdings, Inc.

Ryan Abney

Vice President, Finance

(281) 258-4400

rabney@saexploration.com

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